New Fortress Energy Completes Previously Announced Acquisition and Transfer of 1.6 GW, 15-year Contracted Power Asset in Brazil NEW YORK--(BUSINESS WIRE)--Mar. 20, 2024-- New Fortress Energy Inc. (NASDAQ: NFE) (the “Company”) has completed the previously announced acquisition and transfer of a 1.6 GW Capacity Reserve Contract (“PortoCem PPA” or “PPA”) from Ceiba Energy, a portfolio company of Denham Capital, in exchange for newly issued NFE redeemable Series A Convertible Preferred Stock and the assumption of certain liabilities from a subsidiary of Ceiba Energy. Construction activities for the 1.6 GW power plant have commenced at NFE’s site adjacent to our existing LNG terminal located in Barcarena, Brazil. Commercial operations are expected to begin no later than August 2026, resulting in more than $280 million of annual fixed capacity payments under the PPA’s 15-year contract term. “Completing this transaction means we now have over 2.2 GW of contracted power at Barcarena that will reach COD in 2025 and 2026, in addition to our existing 15-year gas sales agreement with Norsk Hydro. This transaction represents the value of our operational LNG terminals in Brazil and we appreciate the partnership with Denham Capital to move quickly to transfer this PPA and begin construction,” said Andrew Dete, Managing Director of New Fortress Energy. For additional information on the acquisition, please reference the press release issued on December 27, 2023 on our investor relations website at https://ir.newfortressenergy.com/investor-relations. About New Fortress Energy Inc. New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to help address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The company owns and operates natural gas and liquefied natural gas (LNG) infrastructure and an integrated fleet of ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the company’s assets and operations reinforce global energy security, enable economic growth, enhance environmental stewardship and transform local industries and communities around the world. Cautionary Language Regarding Forward-Looking Statements This communication contains forward-looking statements. All statements contained in this communication other than historical information are forward- looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these terms or other comparable words. Forward looking statements include but are not limited to: expectations related to the amounts of annual fixed capacity payments under the PPA and expectations related to the timing for when our Barcarena power complex will commence operations and complete its expansion. These forward-looking statements are necessarily estimates based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company’s control. Actual results or events may differ materially from the results anticipated in these forward-looking statements. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: failure to receive the expected fixed payments under our contracts, unknown and unforeseen risks related to the development, construction or commissioning schedule of the Barcarena power complex, including failure to meet design and engineering specifications, incompatibility of systems, delays and schedule changes, high costs and expenses, and regulatory and legal challenges, among others; failure to receive expected financing on terms acceptable to NFE; receipt of permits, approvals and authorizations from governmental and regulatory agencies on a timely basis or at all; our inability to operationalize our plans for the projects and derive the benefits expected; common risks related to successful integration of the businesses; breach or failure by the parties to comply with the covenants and obligations under the agreements; nonpayment or nonperformance of obligations by the parties; inability to realize the anticipated benefits from the project or our partnerships; adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; business disruption following the transaction; and the impact of public health crises, such as pandemics and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of NFE’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no duty to update or revise these forward-looking statements, even though our situation may change in the future. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in NFE’s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement. 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ir@newfortressenergy.com Media press@newfortressenergy.com Source: New Fortress Energy Inc.